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                                                                  EXHIBIT 10.8.4

           ARTHUR J. GALLAGHER & CO. AND AJG FINANCIAL SERVICES, INC.
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank                 Citibank, N.A.
Chicago, Illinois                             New York, New York

Bank of America, N.A.                         LaSalle Bank National Association
Chicago, Illinois                             Chicago, Illinois

The Northern Trust Company
Chicago, Illinois

Ladies and Gentlemen:

     This Fourth Amendment to Credit Agreement dated as of November 7, 2001 (herein, the "Amendment") is entered into by and between the undersigned, Arthur
J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended, between the Borrowers, the Banks and the Agent (the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Borrowers desire to modify certain investment provisions contained in
Section 9.12 of the Credit Agreement and make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended (effective as of September 30, 2001) as follows:

          1.1. Section 9.7 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Section 9.7. Net Worth. Gallagher shall not at any time permit its Net Worth to be less than $275,000,000."

          1.2. Section 9.12(i) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

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          "(i) equity investments (including investments in preferred and common stock) not exceeding $200,000,000 at any one time outstanding for the Borrowers and their Subsidiaries in the aggregate;"

          1.3. Section 9.12(j) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "(j) loans to employees not exceeding $15,000,000 at any one time outstanding for the Borrowers and their Subsidiaries in the aggregate;"

          1.4. Section 9.12(l) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "(l) investments, guarantees and contingent obligations (other than those which are permitted by subsections (a) through (k) above) not exceeding $50,000,000 at any time outstanding for the Borrowers and their Subsidiaries in the aggregate; and"

SECTION 2. WAIVER.

     Upon the effectiveness of this Amendment, the Banks waive any Default or Event of Default that existed prior to the effectiveness of this Amendment which, after giving effect to the amendments and modifications effected by this Amendment, no longer exist.

SECTION 3. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          3.1. The Borrowers and the Required Banks shall have executed and delivered this Amendment.

          3.2. The Borrowers shall have paid to the Agent, for the ratable benefit of the Banks, an amendment fee in the amount of $150,000.

          3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

     Upon the satisfaction of the foregoing conditions precedent, this Amendment shall take effect as of September 30, 2001.

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SECTION 4. REPRESENTATIONS.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default (other that those being waived pursuant to Section 2 hereof) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5. MISCELLANEOUS.

     5.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     This Fourth Amendment to Credit Agreement is entered into as of the date and year first above written.

                                 ARTHUR J. GALLAGHER & CO.


                                 By
                                     Name: /s/ Jack H. Lazzaro
                                           -----------------------------------
                                     Title: /s/ Vice President - Treasurer
                                            ----------------------------------

                                 AJG FINANCIAL SERVICES, INC.


                                 By
                                     Name: /s/ Jack H. Lazzaro
                                           -----------------------------------
                                     Title: /s/ Vice President - CFO
                                            ----------------------------------

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     Accepted and agreed to.

                                        HARRIS TRUST AND SAVINGS BANK,
                                         individually and as Agent


                                        By /s/ M. James Barry, III
                                           ------------------------------------
                                           Name M. James Barry, III
                                                -------------------------------
                                           Title Vice President
                                                 ------------------------------


                                        CITIBANK, N.A.

                                        By /s/ Peter C. Bickford
                                           ------------------------------------
                                           Name Peter C. Bickford
                                                -------------------------------
                                           Title Managing Director
                                                 ------------------------------


                                        BANK OF AMERICA, N.A.

                                        By /s/ Debra Basler
                                           ------------------------------------
                                           Name Debra Basler
                                                -------------------------------
                                           Title Vice President
                                                 ------------------------------


                                        LASALLE BANK NATIONAL ASSOCIATION

                                        By /s/ Kyle Freimuth
                                           ------------------------------------
                                           Name Kyle Freimuth
                                                -------------------------------
                                           Title Vice President
                                                 ------------------------------


                                        THE NORTHERN TRUST COMPANY

                                        By /s/ Nicole D. Boehm
                                           ------------------------------------
                                           Name Nicole D. Boehm
                                                -------------------------------
                                           Title Second Vice President
                                                 ------------------------------

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